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                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated November 19, 1999 and November 9, 1998, relating to the financial statements of First SunAmerica Life Insurance Company, and the use of our report dated March 3, 2000, relating to the financial statements of FS Variable Separate Account, which appear in such Statement of Additional Information. We also consent to the incorporation by reference of our report dated November 9, 1998, relating to the financial statements of First SunAmerica Life Insurance Company, into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information and to the reference to us under the heading "Independent Accountants" in such Prospectus.




        PricewaterhouseCoopers LLP
        Los Angeles, California
        March 20, 1999